Exhibit 99.1

               Buckeye Reports October-December Results

    MEMPHIS, Tenn.--(BUSINESS WIRE)--Jan. 26, 2005--Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $2.9 million after tax (8 cents per share) in the quarter ended December 31, 2004. The Company results include $7.4 million after tax in impairment costs relating to the previously announced closure of its facility in Glueckstadt, Germany and a $4.7 million after tax gain from the sale of its building and equipment in Cork, Ireland.
    During the same quarter of the prior year, the Company's restated net income was a loss of $15.2 million after tax (minus 41 cents per share), which included refinancing, restructuring, and impairment costs of $3.8 million after tax.
    Excluding the impact of the Cork building sale, the Glueckstadt impairment charge and restructuring costs, the Company earned $5.9 million after tax (16 cents per share) in October-December 2004. This represents an improvement of $17.3 million after tax versus the loss of $11.4 million after tax (minus 31 cents per share), excluding refinancing, restructuring, and impairment costs in the same period a year ago. Last year's results also include a $5.5 million after tax expense for the Company's first in five years major planned maintenance outage at its Foley, Florida facility.
    Net sales for the October-December quarter were $180.6 million, 12.7% above the $160.3 million achieved in the prior year.
    Buckeye Chairman David B. Ferraro commented, "We are pleased that both our specialty fibers and nonwoven materials achieved robust sales growth during October-December. We are also pleased that we were able to reduce our debt net of cash by $17.6 million. Our business has continued to improve."
    Mr. Ferraro further stated, "While the changes we have made are improving our capacity utilization and efficiency, earnings growth is being dampened by high costs for chemicals and energy, which are offsetting some of the benefit of our stronger sales."
    Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.
    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.



                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                               (in $000)
                              (unaudited)

                                           Three Months Ended
                                   -----------------------------------
                                   December   September    December
                                   31, 2004    30, 2004   31, 2003 (a)
                                  ----------- ----------- ------------
Net sales                           $180,622    $167,323    $160,279

Cost of goods sold                   149,475     137,694     152,148
                                  ----------- ----------- ------------
Gross margin                          31,147      29,629       8,131


Selling, research and
 administrative expenses              10,748       9,726      12,948
Amortization of intangibles and
 other                                   603         603         569
Impairment of long-lived assets       12,010           -         942
Restructuring costs                      363       1,196       2,691
                                  ----------- ----------- ------------

Operating income (loss)                7,423      18,104      (9,019)

Net interest expense and
 amortization of debt costs          (11,279)    (11,278)    (12,510)
Loss on early extinguishment of
 debt                                      -           -      (1,640)
Gain on sale of assets held for
 sale                                  7,173           -           -
Foreign exchange and other               267         (33)       (556)
                                  ----------- ----------- ------------
Income (loss) before income taxes      3,584       6,793     (23,725)
Income tax expense (benefit)             671       2,378      (8,574)
                                  ----------- ----------- ------------
Income (loss) before cumulative
 effect of change in accounting        2,913       4,415     (15,151)
Cumulative effect of change in
 accounting (net of tax of $3,359)         -           -           -
  Net income (loss)                   $2,913      $4,415    $(15,151)
                                  =========== =========== ============

Earnings (loss) per share before
 cumulative effect of change in
 accounting
   Basic earnings (loss) per share     $0.08       $0.12      $(0.41)
   Diluted earnings (loss) per
    share                              $0.08       $0.12      $(0.41)

Cumulative effect of change in
 accounting
   Basic earnings (loss) per share        $-          $-          $-
   Diluted earnings (loss) per
    share                                 $-          $-          $-

Earnings (loss) per share
   Basic earnings (loss) per share     $0.08       $0.12      $(0.41)
   Diluted earnings (loss) per
    share                              $0.08       $0.12      $(0.41)

Weighted average shares for basic
 earnings per share               37,389,950  37,311,757  36,974,915

Adjusted weighted average shares
 for diluted
earnings per share                37,605,347  37,457,905  36,974,915


                                                 Six Months Ended
                                             -------------------------
                                             December 31, December 31,
                                                 2004       2003 (a)
                                             ------------ ------------
Net sales                                       $347,945     $316,110
                                                                    -
Cost of goods sold                               287,169      286,388
                                             ------------ ------------
Gross margin                                      60,776       29,722


Selling, research and administrative expenses     20,474       22,540
Amortization of intangibles and other              1,206        1,129
Impairment of long-lived assets                   12,010          942
Restructuring costs                                1,559        3,729
                                             ------------ ------------

Operating income (loss)                           25,527        1,382

Net interest expense and amortization of debt
 costs                                           (22,557)     (23,687)
Loss on early extinguishment of debt                   -       (4,940)
Gain on sale of assets held for sale               7,173            -
Foreign exchange and other                           234         (425)
                                             ------------ ------------
Income (loss) before income taxes                 10,377      (27,670)
Income tax expense (benefit)                       3,049       (9,855)
                                             ------------ ------------
Income (loss) before cumulative effect of
 change in accounting                              7,328      (17,815)
Cumulative effect of change in accounting
 (net of tax of $3,359)                                -        5,720
  Net income (loss)                               $7,328     $(12,095)
                                             ============ ============

Earnings (loss) per share before cumulative
 effect of change in accounting
   Basic earnings (loss) per share                 $0.20       $(0.48)
   Diluted earnings (loss) per share               $0.20       $(0.48)

Cumulative effect of change in accounting
   Basic earnings (loss) per share                    $-        $0.15
   Diluted earnings (loss) per share                  $-        $0.15

Earnings (loss) per share
   Basic earnings (loss) per share                 $0.20       $(0.33)
   Diluted earnings (loss) per share               $0.20       $(0.33)

Weighted average shares for basic earnings
 per share                                    37,350,854   36,991,956

Adjusted weighted average shares for diluted
earnings per share                            37,531,626   36,991,956

(a) Amounts have been restated from those previously reported based on the cumulative effect of change in accounting.


                       BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED BALANCE SHEETS
                               (in $000)

                                                December 31  June 30
                                                   2004       2004
                                                ----------- ----------
                                                (unaudited)
Assets
Current assets:
     Cash and cash equivalents                     $28,115    $27,235
     Accounts receivable, net                      117,892    112,367
     Inventories                                   109,436    107,439
     Deferred income taxes and other                 7,785     10,207
                                                ----------- ----------
          Total current assets                     263,228    257,248

     Property, plant and equipment, net            524,008    537,632
     Goodwill, net                                 140,334    130,172
     Intellectual property and other, net           39,490     41,023
                                                ----------- ----------
Total assets                                      $967,060   $966,075
                                                =========== ==========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                        $24,764    $27,130
     Accrued expenses                               43,143     45,337
     Current portion of capital lease
      obligations                                      658        632
     Current portion of long-term debt               1,500     16,972
                                                ----------- ----------
          Total current liabilities                 70,065     90,071

     Long-term debt                                569,046    587,076
     Deferred income taxes                          41,763     37,956
     Capital lease obligations                       1,732      2,068
     Other liabilities                              19,713     19,559
     Stockholders' equity                          264,741    229,345
                                                ----------- ----------
Total liabilities and stockholders' equity        $967,060   $966,075
                                                =========== ==========


                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($000)
                              (unaudited)

                                                 Six Months Ended
                                            --------------------------
                                            December 31,  December 31,
                                                2004        2003 (a)
                                            ------------ -------------
OPERATING ACTIVITIES
--------------------
Net income                                       $7,328      $(12,095)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

  Cumulative effect of change in accounting           -        (5,720)
  Impairment of long-lived assets                12,010           942
  Depreciation                                   23,136        22,725
  Amortization                                    1,674         2,514
  Loss on early extinguishment of debt                -         4,940
  Deferred income taxes and other                 3,196         3,342
  Gain on sale of assets held for sale           (7,173)            -
  Change in operating assets and liabilities
      Accounts receivable                        (2,048)       17,437
      Inventories                                  (336)       13,256
      Other assets                                 (245)       (5,514)
      Accounts payable and other current
       liabilities                               (7,977)      (13,931)
                                            ------------ -------------
Net cash provided by operating activities        29,565        27,896

INVESTING ACTIVITIES
  Purchases of property, plant & equipment      (11,779)      (21,190)
  Proceeds from sale of assets                   13,811           309
  Other                                            (236)         (602)
                                            ------------ -------------
Net cash used in investing activities             1,796       (21,483)

FINANCING ACTIVITIES
  Proceeds from exercise of options               1,250           433
  Net payments under revolving line of
   credit                                             -      (212,715)
  Issuance of long-term debt                          -       350,000
  Payments for debt issuance costs                   (5)       (9,228)
  Payments related to early extinguishment
   of debt                                            -        (2,115)
  Proceeds from termination of swap                   -         4,000
  Payments on long term debt and other          (33,585)     (172,661)
                                            ------------ -------------
Net cash used in financing activities           (32,340)      (42,286)
                                            ------------ -------------

Effect of foreign currency rate fluctuations
 on cash                                          1,859         1,165

Increase (decrease) in cash and cash
 equivalents                                        880       (34,708)
                                            ------------ -------------
Cash and cash equivalents at beginning of
 period                                          27,235        49,977
                                            ------------ -------------
Cash and cash equivalents at end of period      $28,115       $15,269
                                            ============ =============

(a) Amounts have been restated from those previously reported based on the cumulative effect of change in accounting.


                       BUCKEYE TECHNOLOGIES INC.
                      SUPPLEMENTAL FINANCIAL DATA
                               (in $000)
                              (unaudited)

                         Three Months Ended         Six Months Ended
                    ----------------------------- --------------------
SEGMENT RESULTS     December  September December  December  December
                    31, 2004  30, 2004  31, 2003  31, 2004  31, 2003
                                           (d)
                    --------- --------- --------- --------- ----------
Specialty Fibers
  Net sales         $129,854  $118,046  $114,588  $247,900   $221,906
  Operating income
   (a)                17,050    16,898    (5,333)   33,948      4,588
  Depreciation and
   amortization (b)    7,123     6,961     6,897    14,084     13,601
  Capital
   expenditures        6,288     3,914    10,767    10,202     19,856

Nonwoven Materials
  Net sales          $58,065   $55,922   $51,185  $113,987   $104,395
  Operating income
   (a)                 3,448     3,568     1,149     7,016      3,636
  Depreciation and
   amortization (b)    4,403     4,223     4,467     8,626      8,735
  Capital
   expenditures          261       976       543     1,237      1,142

Corporate
  Net sales          $(7,297)  $(6,645)  $(5,494) $(13,942)  $(10,191)
  Operating income
   (a)               (13,075)   (2,362)   (4,835)  (15,437)    (6,842)
  Depreciation and
   amortization (b)      877       866       837     1,743      1,662
  Capital
   expenditures          260        80       155       340        192

Total
  Net sales         $180,622  $167,323  $160,279  $347,945   $316,110
  Operating income
   (a)                 7,423    18,104    (9,019)   25,527      1,382
  Depreciation and
   amortization (b)   12,403    12,050    12,201    24,453     23,998
  Capital
   expenditures        6,809     4,970    11,465    11,779     21,190

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.


                         Three Months Ended         Six Months Ended
                    ----------------------------- --------------------
ADJUSTED EBITDA     December  September December  December  December
                    31, 2004  30, 2004  31, 2003  31, 2004  31, 2003
                                           (d)
                    --------- --------- --------- --------- ----------

Income (loss)
 before cumulative
 effect of change
 in accounting        $2,913    $4,415  $(15,151)   $7,328   $(17,815)
Income tax benefit       671     2,378    (8,574)    3,049     (9,855)
Net interest
 expense              10,877    10,895    11,958    21,772     22,458
Amortization of
 debt costs              402       383       552       785      1,229
Early extinguishment
 of debt                   -         -     1,640         -      4,940
Depreciation,
 depletion and
 amortization         12,403    12,050    12,201    24,453     23,998
                    --------- --------- --------- --------- ----------
EBITDA                27,266    30,121     2,626    57,387     24,955

Interest income          199       164       210       363        460
Asset impairments     12,010         -       942    12,010        942
Loss on disposal of
 assets                  331       130       530       461        674
Gain on sale of
 assets held for
 sale                 (7,173)        -         -    (7,173)         -
Restructuring
 charges (c)               -         -     2,691         -      3,729
Restatement due to
 change in
 accounting                -         -     8,155         -      8,525
                    --------- --------- --------- --------- ----------
Adjusted EBITDA      $32,633   $30,415   $15,154   $63,048    $39,285
                    ========= ========= ========= ========= ==========

We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Prior year calculations have been restated to conform with the current credit facility definition. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

On December 31, 2004 we had borrowing capacity of $67.3 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.

(c) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from October 1, 2002 through June 30, 2004, provided that the aggregate amount does not exceed $6.0 million. Since we exceeded the $6.0 million threshold during the three months ended June 30, 2004 our add back was limited to $492 of the $2,073 of restructuring expense recorded during that quarter. Restructuring charges of $1,559 incurred after June 30, 2004 are not added back to Adjusted EBITDA.

(d) Amounts have been restated from those previously reported based on the cumulative effect of change in accounting.

    CONTACT: Buckeye Technologies Inc.
             Kris Matula, 901-320-8588
             or
             Chad Foreman, 901-320-8828
             Website: www.bkitech.com